UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                         Date of Report - April 26, 2004



                              CH ENERGY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



NEW YORK                            0-30512                      14-1804460
----------------------   ----------------------------        ------------------
State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                 Number)

284 South Avenue, Poughkeepsie, New York                        12601-4879
----------------------------------------                     ----------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (845) 452-2000

Item 7.     Financial Statements and Exhibits.

            (c) Exhibits. See Exhibit Index.


Item 9.     Regulation FD Disclosure.

            See Item 12.  Results of Operations and Financial Condition.


Item 12.    Results of Operations and Financial Condition.

            On April 21, 2004, Registrant issued its first quarter 2004 earnings, as described in the Press Release of Registrant filed herewith as Exhibit 99, to which reference is made.

            This information is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CH ENERGY GROUP, INC.
                                               (Registrant)


                         By:               /s/  Donna S. Doyle
                             -----------------------------------------------
                                             DONNA S. DOYLE
                                 Vice President - Accounting and Controller

Dated: April 26, 2004

                                  Exhibit Index
                                  -------------

Exhibit No.
Regulation S-K
Item 601
Designation                   Exhibit Description
--------------                -------------------

   99 Press Release of CH Energy Group, Inc., issued April 21, 2004, relating to its first quarter 2004 earnings.